Acquisitions, Dispositions And Other Adjustments	12 Months Ended
Dec. 31, 2011
Acquisitions, Dispositions And Other Adjustments
Acquisitions, Dispositions And Other Adjustments

NOTE 2. ACQUISITIONS, DISPOSITIONS AND OTHER ADJUSTMENTS

Acquisitions

Qualcomm Spectrum Purchase In December 2011, we completed our purchase of spectrum licenses in the Lower 700 MHz frequency band from Qualcomm Incorporated (Qualcomm) for approximately $1,925 in cash. The spectrum covers more than 300 million people total nationwide, including 12 MHz of Lower 700 MHz D and E block spectrum covering more than 70 million people in five of the top 15 metropolitan areas and 6 MHz of Lower 700 MHz D block spectrum covering more than 230 million people across the rest of the United States. We plan to deploy this spectrum as supplemental downlink capacity, using carrier aggregation technology once compatible handsets and network equipment are developed.

Purchase of Wireless Partnership Minority Interest In July 2011, we completed the acquisition of Convergys Corporation's minority interests in the Cincinnati SMSA Limited Partnership and an associated cell tower holding company for approximately $320 in cash.

Wireless Properties Transactions In June 2010, we acquired certain wireless properties, including FCC licenses and network assets, from Verizon Wireless for $2,376 in cash. The assets primarily represent former Alltel Wireless assets and served approximately 1.6 million subscribers in 79 service areas across 18 states. The fair value of the acquired net assets of $1,439 included $368 of property, plant and equipment, $937 of goodwill, $765 of FCC licenses, and $224 of customer lists and other intangible assets.

Centennial In December 2010, we completed our acquisition accounting of Centennial Communications Corporation (Centennial), which included net assets of $1,518 in goodwill, $655 in FCC licenses, and $449 in customer lists and other intangible assets.

Other Acquisitions We acquired $33 of wireless spectrum in 2011 and $265 in 2010 from various companies, primarily in support of our ongoing network enhancement efforts. In 2010, we also acquired a home monitoring platform developer and other entities for $86 in cash.

Dispositions

Tender of Telmex Shares In August 2011, the Board of Directors of América Móvil, S.A. de C.V. (América Móvil) approved a tender offer for the remaining outstanding shares of Télefonos de México, S.A. de C.V. (Telmex) that were not already owned by América Móvil. We tendered all of our shares of Telmex for $1,197 of cash. Telmex was accounted for as an equity method investment (see Note 7).

Sale of Sterling Operations In May 2010, we entered into an agreement to sell our Sterling Commerce Inc. (Sterling) subsidiary and changed our reporting for Sterling to discontinued operations. In August 2010, we completed the sale and received net proceeds of approximately $1,400.

During the second quarter of 2010, we accounted for Sterling as a discontinued operation. We determined that the cash inflows under the transition services agreement and our cash outflows under the enterprise license agreement will not constitute significant continuing involvement with Sterling's operations after the sale. We have reclassified Sterling's operating results, for all historic periods, to income from discontinued operations in the accompanying consolidated statements of income.

The following table includes Sterling's operating results, which are presented in the “Income From Discontinued Operations, net of tax” line item on the consolidated statements of income. Prior to the reclassification, these operating results were reported in our Other segment:

	Aug. 27,	Dec. 31,
	2010	2009
Operating revenues	$349	$563
Operating expenses	327	523
Operating income	22	40
Income before income taxes	18	29
Income tax expense	8	9
Income from discontinued operations during phase-out period	10	20
Gain on disposal of discontinued operations	769	-
Income from discontinued operations, net of tax	$779	$20

Centennial In August 2010, we sold operations in eight service areas in Louisiana and Mississippi, as required by the Department of Justice (DOJ), for $273 in cash.

Other Dispositions In 2010, we also sold our domestic Japanese outsourcing services company for $109. In 2009, we sold a professional services business for $174 and eliminated $113 of goodwill.

Other Adjustments

T-Mobile In March 2011, we agreed to acquire from Deutsche Telekom AG (Deutsche Telekom) all shares of T-Mobile USA, Inc. (T-Mobile) for approximately $39,000, subject to certain adjustments. In December 2011, in light of opposition to the merger from the DOJ and FCC, we and Deutsche Telekom agreed to terminate the transaction. Pursuant to the purchase agreement, we paid a breakup fee of $3,000, entered into a broadband roaming agreement and, pursuant to regulatory approvals, will transfer certain wireless spectrum with a book value of $962. These agreement termination charges were included in “Selling, general and administrative” expenses in our Other segment. Termination of the purchase agreement also terminated our associated credit agreement with a group of banks, dated as of March 31, 2011, to partially fund the purchase.

During 2010, we recorded $78 in reductions of Dobson Communications Corporation and BellSouth Corporation (BellSouth) restructuring liabilities previously included in the purchase accounting for those deals, and we recorded an offsetting reduction of goodwill.